STOCK OPTION AGREEMENT
                             ----------------------

              AGREEMENT, dated as of September 2, 2002 by and between HIV-VAC, Inc., a Nevada Company with its principal place of business at P.O. Box 424, Collingwood, Ontario, Canada L9Y 3Z4 (the "Company") and Trinity Funding, Inc., a Cayman Island Company with its principal place of business at 30674 S M B, Grand Cayman, Cayman Islands, BWI (the "Optionee").

                              W I T N E S S E T H:
                              --------------------

              WHEREAS, the Company has previously received loans from the Optionee in the aggregate amount of $140,000, without bearing any interest, in three separate tranches, particularly $15,000 on September 17, 1999; $50,000 on October 12, 1999; and $75,000 on January 14, 2000 (collectively the "Loan"); and

              WHEREAS, the Loan is due to be repaid to the Optionee upon receipt by the Company of $5,000,000 in financing; and

              WHEREAS, as of the date of this Agreement, the Company has not raised $5,000,000 in financing; and

              WHEREAS, the parties have agreed that the grant of this option (the "Option") to the Optionee to purchase up to 800,000 shares of the Company's common stock, par value $.001 per share (the "Common Stock") at an exercise price and upon the terms and conditions hereinafter set forth shall serve as a full and complete satisfaction of the Loan owed by the Company to the Optionee.

              NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties hereto agree as follows:

       1. Grant of Option. Subject to all the terms and conditions hereof, the Company hereby grants to Optionee the right to purchase all or any part of an aggregate of 800,000 shares of Common Stock of the Company (the "Option Shares") at an exercise price (the "Exercise Price") per share equal to the greater of: (a) a 35% discount from the average closing bid price of the Common Stock on the Nasdaq OTC Bulletin Board during the twenty (20) trading days immediately prior to exercise of the Option, or (b) $0.50 per share.

       2. Exercisability of Option. The Option Shares subject to the Option shall become purchasable by the Optionee, in whole or in part, at any time prior to the expiration of the Option, which expiration shall occur on December 31, 2003 (the "Expiration Date"). On the Expiration Date, this Option and all rights hereunder shall expire and any Option Shares not purchased on or before the Expiration Date may not thereafter be purchased hereunder. In the event Optionee fails to exercise the Option on or prior to the Expiration Date, then the Option as to all Option Shares not exercised shall expire and Optionee shall have no rights with respect to such remainder of the Option or the Option Shares.

       3. Method of Exercise of Option; Payment of Exercise Price. This Option shall be exercisable at any time and from time to time, prior to the Expiration Date, by surrender to the Company of the notice (the "Notice") attached hereto as Exhibit "A". The Notice shall state the Optionee's election to exercise this Option and the number of Option Shares in respect of which it is being exercised, and shall be accompanied by a check in the amount of the Exercise Price. Within a reasonable time following payment of the full Exercise Price by Optionee, the Company shall deliver to the Optionee a certificate or certificates representing those shares. A certificate or certificates for the shares as to which this Option shall have been so exercised shall be registered in the name of the Optionee and shall be delivered to Optionee at the address of Optionee specified in the Notice or at such other address as Optionee shall set forth in its Notice.

       4. Non-Assignability of Option. This Option may be exercised only by the Optionee and shall not be sold, transferred, assigned, pledged, hypothecated or otherwise disposed of in any way (whether by operation of law or otherwise) without the Company's prior written consent except that Optionee may, solely in connection with a transfer of all or substantially all of its assets to an entity or entities controlled by Optionee ("Affiliate"), sell, transfer or assign all its interest in this Agreement to such Affiliate but only after giving the Company at least sixty (60) days notice in writing of the proposed sale, transfer or assignment. Any buyer, transferee, or assignee of this Option shall be bound by and subject to each and every provision of this Agreement and shall not sell, transfer, assign, pledge, hypothecate or otherwise dispose of the Option in any way (whether by operation of law or otherwise).

       5.     Limitation of Optionee's  Rights.  Except as otherwise provided in
Section 6, Optionee shall not have any of the rights or privileges of a shareholder of the Company in respect of any Option Shares issuable upon exercise of this Option unless and until those shares have been paid for in full and upon such payment in full Optionee shall be deemed to be the record Optionee.

       6. Anti-Dilution Provisions. If the Company shall pay a dividend in shares of its Common Stock, subdivide (split) its outstanding shares of Common Stock, combine (reverse split) its outstanding shares of Common Stock, issue by reclassification of its shares of Common Stock any shares or other securities of the Company, or distribute to holders of its Common Stock any securities of the Company or of another entity, the number of shares of Common Stock or other securities the Optionee is entitled to purchase pursuant to this Option immediately prior thereto shall be adjusted so that the Optionee shall be entitled to receive upon exercise the number of shares of Common Stock or other securities which it would have owned or would have been entitled to receive after the happening of any of the events described above had this Option been exercised immediately prior to the happening of such event, and the Exercise Price shall be correspondingly adjusted; provided, however, that no adjustment in the number of shares and/or the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least one percent (1%) in such number and/or price; and provided further, however, that any adjustments which by reason of this Section 6 are not required to be made shall be carried forward and taken into account in any subsequent adjustment. An adjustment made pursuant to this Section 6 shall become effective immediately after the record date in the case of the stock dividend or other distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification. The Optionee shall be entitled to participate in any subscription or other rights offering made to holders of the Company's Common Stock to the extent it would have been entitled had this Option been exercised in the full number of shares as to which this Option remains unexercised immediately prior to the record date for such rights offering. If the Company is consolidated or merged with or into another Company or if all or substantially all of its assets are conveyed to another Company, this Option shall thereafter be exercisable for the purchase of the kind and number of


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

shares of stock or other securities or property, if any, receivable upon such consolidation, merger or conveyance by an Optionee of the number of shares of Common Stock of the Company which could have been purchased on the exercise of this Option immediately prior to such consolidation, merger or conveyance; and, in any such case, appropriate adjustment (as determined by the Board of Directors) shall be made in the application of the provisions herein set forth with respect to the rights and interests thereafter of the Optionee to the end that the provisions set forth herein (including provisions with respect to changes in and other adjustments of the number of shares of Common Stock the Optionee is entitled to purchase) shall thereafter be applicable, as nearly as possible, in relation to any shares of Common Stock or other securities or other property thereafter deliverable upon the exercise of this Option. Upon any adjustment of the number of shares of Common Stock or other securities the Optionee is entitled to purchase, and of any change in Exercise Price, then in each such case the Company shall give written notice thereof to the then registered holder of this Option at the address of such Optionee as shown on the books of the Company, which notice shall state such change and set forth in reasonable detail the method of calculation and the facts upon which such calculation is based. Each such notice shall be accompanied by a statement of the firm of independent certified public accountants retained to audit the financial statements of the Company to the effect that such firm concurs in the Company's calculation of the change.

       7. Piggyback Registration Rights. If the Company at any time from the date of the issuance of this Option through the Expiration Date, proposes to register any of its securities under the Securities Act for sale to the public, whether for its own account or for the account of other security holders or both (except with respect to registration statements on Forms S-4, S-8 and any successor forms thereto), each such time it will give written notice to such effect to the Optionee at least 30 days prior to such filing. Upon the written request of the Optionee received by the Company within 20 days after the giving of any such notice by the Company to register any of shares of Common Stock, the Company will cause the shares of Common Stock as to which registration shall have been so requested to be included in the securities to be covered by the registration statement proposed to be filed by the Company, all to the extent required to permit the sale or other disposition by the Optionee of such shares of Common Stock so registered. Notwithstanding the foregoing, in the event that any registration pursuant to this Section 7 shall be, in whole or in part, an underwritten public offering of Common Stock, the number of shares of Common Stock to be included in such an underwriting may be reduced (pro rata among the requesting Optionees) and the other selling stockholders (based upon the number of shares of Common Stock requested to be registered by them) if and to the extent that the managing underwriter shall be of the good faith opinion that such inclusion would adversely affect the success of such an underwriting, provided, that such number of shares of Common Stock shall not be reduced if any shares of Common Stock are to be included in such underwriting for the account of any person other than the Company or requesting Optionees of shares of Common Stock. In the event of such a reduction, the Company agrees to file a registration statement for the resale of the shares underlying this Option not included in such underwritten offering within ninety (90) days of the date that the underwritten offering is declared effective by the Securities and Exchange Commission. Notwithstanding the foregoing provisions, the Company may withdraw any registration statement referred to in this Section 7 without thereby incurring any liability to the Optionees of shares of Common Stock.

       8. Purchase for Investment. The Optionee represents and agrees that if the Optionee exercises this Option, in whole or in part, then those Option Shares so acquired will be acquired for the purpose of investment and not with a view to their resale or distribution and upon each exercise of this Option, the Optionee will furnish to the Company a written statement to that effect, satisfactory in form and substance to the Company and its counsel. Optionee understands and acknowledges that the shares to be acquired pursuant to this Option will be "restricted securities" as such term is defined under the Securities Act of 1933, as amended (the "Act") and accordingly will bear a legend indicating such restrictions.


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

       9. Representations and Warranties of Optionee. As a condition to receipt of the Option and for other good and valuable consideration, receipt of which is hereby acknowledge, the Optionee represents and warrants to the Company as follows:
                     (I) Optionee acknowledges that the Company is a development stage company with no significant operating history and that there are significant risks associated with the Company's business. Accordingly, the value of the Option and the Option Shares will be based upon the Company's development of its business which is subject to significant risks; and
                     (II) Optionee understands that the Option and the Option Shares (issuable upon exercise of the Option) are being offered and sold under an exemption from registration provided by Section 4 of the Act and the regulations promulgated thereunder, as well as applicable State law exemptions, and warrants and represents that the Option and the Option Shares are being or will be (in the case of the Option Shares) acquired by the undersigned solely for the undersigned's own account, for investment purposes only, and are not being purchased with the intent or view to resell the Option or the Option Shares or for the resale, distribution, subdivision or fractionalization thereof. Consequently, the undersigned must bear the economic risk of the investment for an indefinite period of time because the Option and the Option Shares cannot be resold or otherwise transferred unless subsequently registered under the Act and qualified under applicable State law or an opinion of qualified counsel that indicates an exemption from registration and/or qualification is available.

       10. Notices. Any notice to be given under the terms of this Option shall be in writing and addressed to the Company at the Company's then-present address or to Optionee at the address provided herein, or at such other address as either party may hereafter designate in writing to the other. Any notice or other communication given hereunder shall have been deemed duly given when enclosed in a properly sealed envelope addressed as aforesaid, registered or certified, and deposited postage prepaid in a post office or branch post office or, in person, when so delivered, or by overnight courier providing evidence of receipt.

       11. Representations of Company. The Company represents: (i) the execution, delivery and performance of this Agreement has been duly authorized by the Board of Directors of the Company; (ii) the consummation of the transactions contemplated by this Agreement will not violate any provision of the Company's Certificate of Incorporation or Bylaws; and (iii) no consent of any third party including, without limitation, federal or state regulatory agencies is required for execution and performance of this Agreement by the Company.

       12. Governing Law. This Agreement shall be deemed to be made under and shall be construed in accordance with the laws of the State of New York and applicable Federal law without regard to conflict of law principles.

       13. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their legal successors and permitted assigns.

       14. Entire Understanding; Masculine / Feminine. This Agreement constitutes the entire understanding of the parties and shall not be amended except by written agreement between the parties. As used herein, the masculine form shall include the feminine and vice-versa, as the context shall require.

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

              IN  WITNESS  WHEREOF,   the  parties  hereto  have  executed  this
Agreement as of the day and year first above written.

                                                 HIV-VAC, INC.

                                                 By:  /s/ Kevin W Murray
                                                    ---------------------



                                                 TRINITY FUNDING, INC.

                                                 By:  /s/ William Sears
                                                    ---------------------












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